DELAWARE POOLED® TRUST

The Global Real Estate Securities Portfolio (the "Portfolio")

Supplement to the Portfolio's Class P Prospectus dated March 1, 2011

The first paragraph in the section entitled, "Investment manager" on page 19 of the Portfolio's Class P Prospectus is replaced by the following:

Delaware Management Company (Delaware or the Manager), a series of Delaware Management Business Trust, furnishes investment advisory services to all of the Trust's Portfolios pursuant to investment advisory agreements between the Trust, on behalf of each Portfolio, and Delaware (Investment Advisory Agreements). Delaware and its predecessors have been managing the funds in Delaware Investments since 1938. Delaware is an indirect subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI and Delaware are indirect subsidiaries, and subject to the ultimate control, of Macquarie Group, Ltd. For its services to the Portfolio, the Manager was paid an aggregate fee, after waivers, of 0.99% of the Portfolio's average daily net assets during the last fiscal year.

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated March 30, 2011.